UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 14, 2006

Encorium Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21145	56-1668867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Glenhardie Corporate Center, 1275 Drummers Lane, Suite 100, Wayne, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 975-9533

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

This report is being filed solely for the purpose of filing as exhibits hereto the Encorium Group, Inc. 2006 Equity Incentive Plan (the “Plan”) and two forms of award agreement for options that may be granted pursuant to the Plan.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

4.1	-	Encorium Group, Inc. 2006 Equity Incentive Plan (Incorporated herein by reference to Exhibit 4.1 to the registrant’s Form S-8 Registration Statement (SEC File No. 333-139337)).

4.2	-	Form of Non-Qualified Stock Option Award Agreement

4.3	-	Form of Incentive Stock Option Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORIUM GROUP, INC.

Date: December 14, 2006

By:	/s/ Lawrence R. Hoffman
Name:	Lawrence R. Hoffman
Title:	Executive Vice President,
General Counsel, Secretary and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DOCUMENT
4.1	Encorium Group, Inc. 2006 Equity Incentive Plan (Incorporated herein by reference to Exhibit 4.1 to the registrant’s Form S-8 Registration Statement (SEC File No. 333-139337)).

4.2	Form of Non-Qualified Stock Option Award Agreement

4.3	Form of Incentive Stock Option Award Agreement